Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated July 27, 2022 to the current variable annuity prospectuses for:

Retirement Cornerstone® Series 19	Retirement Cornerstone® Series 19 Series E
Retirement Cornerstone® Series 17	Retirement Cornerstone® Series 17 Series E
Retirement Cornerstone® Series 15.0	Retirement Cornerstone® Series 15A
Retirement Cornerstone® Series 15B

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). This Supplement incorporates the prospectus by reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The Portfolios discussed below may not be available in all contracts. Please refer to your Prospectus for the current variable investment options and corresponding underlying Portfolios available to you.

The purpose of this Supplement is to provide you with information regarding certain Portfolio mergers. As is applicable to your contract, please note the following:

(1) Merger of Underlying Portfolio Shares

The following Portfolios will be involved in planned mergers effective on or about November 4, 2022 or November 11, 2022. On the dates of the scheduled mergers, interests in certain investment options (the “surviving options”) will replace interests in current investment options (the “replaced options”), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the respective date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. You may continue to transfer your contract account value among the investment options prior to the merger, as usual, including choosing to transfer your contract account value in an impacted variable investment option to other investment options under your contract. You will not bear any of the expenses related to the mergers, and the mergers will have no tax consequences for you. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. For more information about these Portfolio mergers, please contact our customer service representative.

The Replaced Options (current underlying Portfolios) and corresponding Surviving Options (new underlying Portfolios) are:

Replaced Options	Merging on or About November 4, 2022	Surviving Options
EQ/AXA Investment Managers Moderate Allocation	merging into:	1290 VT Moderate Growth Allocation
EQ/First Trust Moderate Growth Allocation	merging into:	EQ/Invesco Moderate Growth Allocation
EQ/Franklin Growth Allocation	merging into:	EQ/JPMorgan Growth Allocation

Replaced Options	Merging on or About November 11, 2022	Surviving Options
1290 VT Low Volatility Global Equity	merging into:	EQ/Common Stock Index
EQ/Franklin Strategic Income	merging into:	EQ/Core Plus Bond
EQ/Invesco International Growth	merging into:	EQ/MFS International Growth

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your policy. See your Prospectus for more information.

For some period of time after each merger occurs, you may still receive correspondence or documents using the corresponding Replaced Option’s name.

EVM-75-22(7/22)
RC 15 thru RC 19E - Inforce/New Biz – fund adds	Catalog No. 164708
SAR Mail	#385944

(2) New Variable Investment Options

Effective on or about November 11, 2022, subject to regulatory approval, the following variable investment option will be available:

•	EQ/Core Plus Bond

Therefore, the following information has been added to the “Appendix listing available Portfolio Companies” in the Prospectus:

Affiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	EQ/Core Plus Bond — Equitable Investment Management Group, LLC; AXA Investment Managers, US Inc., Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.95%^	-1.53%	4.19%	2.98%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your policy. See your Prospectus for more information.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2022 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104.

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd., Jersey City, NJ 07310

212-554-1234

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